The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet
Page 1 of 2
$800,000,000 (approximate) of Senior Certificates
J.P. Morgan Mortgage Trust 2004-S2
Mortgage Pass-Through Certificates, Series 2004-S2

						11/1/2004
Features of the Transaction		Preliminary Mortgage Pool(s) Data (approximate) - Jumbo 15 Year
			Pool 1	Pool 1	Pool 1	Pool 1
- Offering consists of approximately [800mm] of Senior Certificates.			Aggregate	SubGroup1	SubGroup2	SubGroup3
expected to be rated AAA by the Rating Agencies; S&P, Moody's, Fitch.		Collateral Type	15 Yr Jumbo	4.5% Pass-Thru	4.75% Pass-Thru	7% Pass-Thru
- The Amount of Senior Certificates is approximate and may vary.		Outstanding Principal Balance	235,816,329	19,201,495	190,842,163	25,629,532
- Multiple groups of Mortgage Loans will collateralize the transaction.		Number of Mortgage Loans	457
- There are approximately 6 Pools and 10 groups of Senior Certificates,		Average Original Balance	526,240	563,759	526,521	502,037
which may vary.		Weighted Average Coupon	5.28%	4.82%	5.27%	5.65%
- The Credit Support for Pool 1 (SubGroup 1-3 of Senior Certificates is		Weighted Average Maturity	174	173	174	175
Cross-Collateralized with respect to losses.		Weighted Average Seasoning	6	7	6	5
- The Credit Support for Pool 2 (Subgroup 1-3) and Pool 3 of Senior		Weighted Average Loan-to-Value	57%	59%	56%	59%
Certificates is Cross-Collateralized with respect to losses.		Weighted Average FICO Score	736	751	735	731
- The Credit Support for Pools 4, 5, 6 of Senior Certificates is		Geographic Distribution	CA(30%),NY(19%)	CA(19%),NY(15%)	CA(32%),NY(19%)	CA(24%),NY(21%)
Cross-Collateralized with respect to losses.		Documentation (Full - Alt Doc)	80%	82%	80%	76%
		Owner Occupied	91%	93%	91%	89%
		Purpose-Cash Out	24%	9%	25%	32%
		Primary Mortgage Pool Originator,%	Chase(79%), NatCity(12%)

Key Terms		Preliminary Mortgage Pool(s) Data (approximate) - Jumbo 30 Year
			Pool 2	Pool 2	Pool 2	Pool 2
Issuer :	J.P.Morgan Mortgage Trust		Aggregate	SubGroup1	SubGroup2	SubGroup3
Underwriter :	J.P.Morgan Securities, Inc.	Collateral Type	30 Yr Jumbo	5.5% Pass-Thru	5.75% Pass-Thru	7.5% Pass-Thru
Depositor :	J.P. Morgan Acceptance Corp.	Outstanding Principal Balance	237,092,559	47,921,627	164,401,846	23,912,955
Trustee:	US Bank	Number of Mortgage Loans	532
Type of Issuance:	Public	Average Original Balance	447,525	479,793	442,108	435,914
Servicer Advancing:	Yes, Subject to Recoverability.	Weighted Average Coupon	6.11%	5.70%	6.18%	6.28%
Compensating Interest:	Paid, But Capped.	Weighted Average Maturity	356	354	357	357
Clean-Up Call / Optional Termination:	[5%] clean-up call (aggregate portfolio)	Weighted Average Seasoning	4	6	3	3
Legal Investment:	The Senior Certificates are Expected to be	Weighted Average Loan-to-Value	69%	65%	70%	71%
	SMMEA at Settlement.	Weighted Average FICO Score	730	734	730	723
ERISA Eligible:	The Senior Certificates are Expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.	Geographic Distribution	CA(27%),IL (13%)	IL(27%),CA (20%)	CA(31%),NY (10%)	CA(23%),FL (12%)
		Documentation (Full - Alt Doc)	93%	86%	95%	95%
		Owner Occupied	94%	95%	94%	93%
Tax Treatment:	REMIC	Purpose-Cash Out	19%	16%	19%	24%
Structure:	Senior/Subordinate w/ Shifting Interest.	Primary Mortgage Pool Originator,%	Chase(80%),Harris(20%)
	and Subordinate Certificate Prepayment Lockout
Expected Group 1 AAA Subordination:	1.3% +/- .50%	Preliminary Mortgage Pool(s) Data (approximate) - Jumbo 20 Year
Expected Group 2 AAA Subordination:	3% +/- .50%		Pool 3
Expected Group 3 AAA Subordination:	6% +/- 1.0%		Aggregate
Rating Agencies:	At least 2 of 3; Moody's, S&P, Fitch	Collateral Type	20 Yr Jumbo
Registration:	Publicly Offered Certificates will be DTC	Outstanding Principal Balance	8,574,844
Time Table (approximate)		Number of Mortgage Loans	18
		Average Original Balance	487,233
Closing Date	11/24/2004	Weighted Average Coupon	5.68%
Expected Settlement	11/30/04	Weighted Average Maturity	226
Cut-Off Date	11/1/04	Weighted Average Seasoning	14
First Distribution Date	12/25/04	Weighted Average Loan-to-Value	53%
Distribution Date	25th or Next Business Day	Weighted Average FICO Score	727
		Geographic Distribution	IL(76%),VA(7%)
JPMSI Whole Loan Trading Desk		Documentation (Full - Alt Doc)	84%
		Owner Occupied	100%
Greg Boester	212.834.2499	Purpose-Cash Out	30%
Ruslan Margolin	212.834.4574	Primary Mortgage Pool Originator,%	Harris(100%)
Tom Scudese	212.834.2499

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein.  As such, no assurance can be given as to the attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet
Page 2 of 2
$840,000,000 (approximate) of Senior Certificates
J.P. Morgan Mortgage Trust 2004-S2
Mortgage Pass-Through Certificates, Series 2004-S2
11/1/2004

Features of the Transaction	Preliminary Mortgage Pool(s) Data (approximate) - Conf. Balance Alt-A 30 Year
		Pool 4	Pool 4	Pool 4	Pool 4
- Offering consists of approximately [800mm] of Senior Certificates.		Aggregate	SubGroup1	SubGroup2	SubGroup3
expected to be rated AAA by the Rating Agencies; S&P, Moody's, Fitch.	Collateral Type	30 Yr CB Alt-A	5.5% Pass-Thru	6.0% Pass-Thru	6.5% Pass-Thru
- The Amount of Senior Certificates is approximate and may vary.	Outstanding Principal Balance	250,420,257	6,274,156	112,495,030	93,811,818
- Multiple groups of Mortgage Loans will collateralize the transaction.	Number of Mortgage Loans	1530
- There are approximately 6 Pools and 10 groups of Senior Certificates,	Average Original Balance	164,121	177,687	168,816	159,215
which may vary.	Weighted Average Coupon	6.65%	5.98%	6.44%	6.88%
- The Credit Support for Pool 1 (SubGroup 1-3 of Senior Certificates is	Weighted Average Maturity	357	357	357	358
Cross-Collateralized with respect to losses.	Weighted Average Seasoning	2	3	2	2
- The Credit Support for Pool 2 (Subgroup 1-3) and Pool 3 of Senior	Weighted Average Loan-to-Value	76%	73%	74%	78%
Certificates is Cross-Collateralized with respect to losses.	Weighted Average FICO Score	713	715	714	712
- The Credit Support for Pools 4, 5, 6 of Senior Certificates is	Geographic Distribution	FL(29%),NY (9%)	NY(16%),FL (11%)	FL(23%),CA (10%)	FL(35%),NY (11%)
Cross-Collateralized with respect to losses.	Documentation (Full - Alt Doc)	6%	7%	6%	6%
	Owner Occupied	85%	83%	86%	84%
	Purpose-Cash Out	29%	23%	28%	30%
	Primary Mortgage Pool Originator,%	Chase(78%), Cendant(22%)

Key Terms			Preliminary Mortgage Pool(s) Data (approximate) - Alt-A 15 Year
				Pool 5
Issuer :		J.P.Morgan Mortgage Trust		Aggregate
Underwriter :		J.P.Morgan Securities, Inc.	Collateral Type	15 Yr Alt-A
Depositor :		J.P. Morgan Acceptance Corp.	Outstanding Principal Balance	44,473,722
Trustee:		US Bank	Number of Mortgage Loans	283
Type of Issuance:		Public	Average Original Balance	158,362
Servicer Advancing:		Yes, Subject to Recoverability.	Weighted Average Coupon	5.92%
Compensating Interest:		Paid, But Capped.	Weighted Average Maturity	176.2962673
Clean-Up Call / Optional Termination:		[5%] clean-up call (aggregate portfolio)	Weighted Average Seasoning	2
Legal Investment:		The Senior Certificates are Expected to be	Weighted Average Loan-to-Value	64%
		SMMEA at Settlement.	Weighted Average FICO Score	719.2327002
ERISA Eligible:	The Senior Certificates are Expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.		Geographic Distribution	FL(18%),NY(17%)
			Documentation (Full - Alt Doc)	4%
			Owner Occupied	83%
Tax Treatment:		REMIC	Purpose-Cash Out	38%
Structure:		Senior/Subordinate w/ Shifting Interest.	Primary Mortgage Pool Originator,%	Chase(80%), Cendant(20%)
		and Subordinate Certificate Prepayment Lockout
Expected Group 1 AAA Subordination:		1.3% +/- .50%	Preliminary Mortgage Pool(s) Data (approximate) - Alt-A Inv. Prop. 30 Year
Expected Group 2 AAA Subordination:		3% +/- .50%		Pool 6
Expected Group 3 AAA Subordination:		6% +/- 1.0%		Aggregate
Rating Agencies:		At least 2 of 3; Moody's, S&P, Fitch	Collateral Type	30 Yr Alt-A Inv. Prop
Registration:		Publicly Offered Certificates will be DTC	Outstanding Principal Balance	54,020,588
Time Table (approximate)			Number of Mortgage Loans	472
			Average Original Balance	114,738
Closing Date		11/24/2004	Weighted Average Coupon	6.49%
Expected Settlement		11/30/04	Weighted Average Maturity	356.6500507
Cut-Off Date		11/1/04	Weighted Average Seasoning	2.623774144
First Distribution Date		12/25/04	Weighted Average Loan-to-Value	77%
Distribution Date		25th or Next Business Day	Weighted Average FICO Score	694.5487104
			Geographic Distribution	CA(16%),TX(8%)
JPMSI Whole Loan Trading Desk			Documentation (Full - Alt Doc)	97%
			Owner Occupied	0%
Greg Boester	212.834.2499		Purpose-Cash Out	25%
Ruslan Margolin	212.834.4574		Primary Mortgage Pool Originator,%	Chase(100%)
Tom Scudese	212.834.2499

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein.  As such, no assurance can be given as to the attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.